Vox Populi ETF

(VOXP)
Listed on Cboe BZX Exchange, Inc.
Summary Prospectus
August 28, 2026
Before you invest, you may want to review the Vox Populi ETF’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated August 28, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at voxpopuli-etf.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to info@distributioncognizant.com.
Investment Objective
Vox Populi ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.30%

(1)    Pursuant to an investment advisory agreement, Distribution Cognizant, LLC (the “Adviser”) pays all other expenses of the Fund except for the management fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid under the Fund’s Rule 12b-1 plan, and any extraordinary expenses (such as litigation expenses and indemnification of the Trustees and officers with respect thereto).

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund will invest in equity securities of companies that are publicly listed on one or more major U.S. national securities exchanges and which are among the largest approximately 450-550 domestic equity companies as determined by the Adviser on the basis of their free float market capitalization (the “Investable Universe”). In managing the Fund, the Adviser employs a market “sentiment” based investment strategy designed to estimate satisfaction and utility directly from the public voice (in Latin, “vox populi”) as determined by the Adviser’s own proprietary algorithms (discussed below), utilizing self-reported user data from its own proprietary app (the “Reverberate App” or the “App”) and from other vetted sources, to adjust the weightings of positions in the Fund’s portfolio. When estimated sentiment and/or change in sentiment is positive for a particular company, the Adviser will likely increase its holdings of securities of that company within the Fund’s portfolio. When estimated sentiment and/or change in sentiment is negative the Adviser will likely reduce its holdings of securities of that company within the Fund’s portfolio. If estimated sentiment and/or change in sentiment is neutral or there is not enough information to allow for an accurate determination, the Adviser will typically maintain or reduce its existing active position in the security or match the weighting of the security in the Fund’s portfolio to the company’s relative market capitalization weighting as compared to total market capitalization of all of the companies within the Investable Universe.

The Adviser believes that market sentiment is a strong indicator of whether a company is satisfying consumer, shareholder and stakeholder needs and therefore likely to thrive or struggle over the longer term. The Adviser also believes that data received from the Reverberate App, or from other vetted sources, may be able to provide real time information about a company’s performance and information that is available in advance of traditional quarterly or periodic reports to the public. The Adviser believes that with sufficient real time input from a broad segment of the public, it can make a determination whether to more heavily weight a company within the portfolio in advance of the release of more traditional backward-looking data, such as quarterly sales or subscriber information. The Adviser does not perform company level research on any of the positions in the portfolio, other than its analysis of the market sentiment information provided by the Reverberate App and other similar data sources as discussed below.

The Reverberate App and Sentiment Data Analysis – The Adviser has developed a web-based application, known as the Reverberate App, to collect feedback about public companies. Generally, each of the companies in the Investable Universe will be listed in the Reverberate App. Through the Reverberate App, users have the ability to provide immediate feedback regarding any or all of the public companies listed in the Reverberate App. The Reverberate App is available to the general public without charge and users do not need to be shareholders of the Fund to provide feedback on the App. All firms in the Investable Universe will be available to rate on the App. The companies listed on the App are reviewed on a regular basis and the Adviser will make changes from time to time as the market capitalization of companies within the Investable Universe changes. To increase the volume of feedback driving investment decisions, the Adviser may choose to utilize additional sources of similar data, subject to due diligence. These additional sources of data may be integrated into the investment process so long as they meet the standards of the Adviser and are submitted in sufficient quantity to justify their use.

In utilizing sentiment data from the Reverberate App and other vetted sources, the Adviser seeks to estimate, in an efficient manner, the satisfaction and utility that the public is receiving from various companies. The Adviser uses proprietary and third-party technology and statistical analysis, including natural language processing (“NLP”) and large language models (“LLMs”), to convert sentiment data into the investment signals used by the Adviser as discussed below. Through its proprietary algorithms, the Adviser estimates average user ratings of certain companies as well as changes in ratings and how meaningful these changes may be. The Adviser also uses tools and technology to seek to identify and limit the influence of non-human users (Bots) or multiple votes by the same user. The information collected via the Reverberate App is not publicly available except to the Adviser and the Fund.

The Investment Process – The Fund’s portfolio will generally contain all of the securities from within the Investable Universe. The Adviser will adjust the weightings of each security in the Fund’s portfolio based on its review of the data supplied by the Reverberate App, or other similar sources the Adviser may utilize. Generally, those companies that have received greater increases in positive feedback when compared to other companies in the Investable Universe will have a higher average relative weighting in the Fund and those companies with greater increases in negative feedback compared to other companies in the Investable Universe will have a lower average relative weighting in the Fund. If the Reverberate App and other sources of similar data are unable to draw sufficient users to express their views on a company, the Adviser will invest in the company at a level approximately equal to its market-capitalization proportional to that of the Investable Universe. If warranted, the Adviser may hold certain companies at close to market capitalization weight, ignoring sentiment signals, if sentiment data for those companies is largely sourced from social media applications owned by those same companies. From time to time, the Fund may be invested in securities of companies in the same economic sector. As of April 30, 2026, 42.4% of the Fund’s total investments were invested in the manufacturing sector.

The Adviser employs guardrails to limit the size of active positions in the portfolio in order to manage downside risk. The Adviser’s portfolio construction guardrails include position limits that generally restrict deviations from a security’s implied market capitalization-based weighting to no more than 10% to 20% above or below such weighting. The Adviser also employs thresholds in order to limit turnover and ensure that overall changes in consumer sentiment are meaningful. If market sentiment on a company is extremely negative, the adviser may choose to remove the position from the portfolio entirely.The Adviser also employs thresholds in order to limit turnover and ensure that overall changes in consumer sentiment are meaningful. If market sentiment on a company is extremely negative, the adviser may choose to remove the position from the portfolio entirely.
Principal Risks of Investing in the Fund
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

•Management Risk. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Consumer Sentiment Risk. Investment decisions that are based primarily on consumer sentiment involve additional risks. Information received may be inaccurate, incomplete or misleading. Information received may be outdated or could be duplicative making the information ineffective for accurately gauging current sentiment. There is a possibility that users have an undisclosed agenda with an attempt to manipulate a company’s stock price.

•Research Risk. The Adviser does not conduct company research on any of the positions held in the portfolio outside of analysis of the sentiment data received from the Reverberate App and other vetted sources. The Adviser also does not consider market developments or the status of the economy in its management of the Fund. The Adviser’s strategy is to base its investment decisions entirely on the expressions of sentiment as identified in the Reverberate App and other vetted sources. As a result, the Fund is subject to the risks, which may be substantial, that negative developments effecting a held company, the economy, or markets in general, may not be apparent to the users of the Reverberate App or other vetted sources. These negative developments could have significant negative impact on the value of your investment and the Fund’s portfolio.

•Model Risk. The Adviser utilizes quantitative and statistical models in managing the Fund’s portfolio and throughout its portfolio signal process. These models are based on assumptions, historical data, and other inputs that may be inaccurate or incomplete, and may incorrectly, incompletely, or misleadingly characterize reality. More heavily parameterized and complex models, including large language models (LLMs, commonly referred to as “artificial intelligence” or “AI”), are used by the Adviser on a limited basis, primarily for the analysis of textual data; these models can be opaque, may be difficult to evaluate or validate, and may produce misleading or inaccurate outputs, sometimes referred to as “hallucinations,” that can be hard to detect. The Adviser seeks to monitor and manage model risk through a variety of methods where appropriate, including statistical variance controls, confidence thresholds, model ensemble approaches, and controls on model inputs and outputs, as well as model validation and review procedures; however, there can be no assurance that these measures will be effective. Errors or limitations in any model, or the failure of a model to perform as expected, could adversely affect the Adviser’s decisions and have a significant negative impact on the Fund’s performance and the value of an investment in the Fund.

•Reverberate App and Other Sentiment Data Sources. The ability of the Adviser to properly and accurately gauge public sentiment is highly dependent on its ability to regularly sample views from a broad segment of the population. If the App and other sources of data are unable to draw sufficient users to express their views on a company, the Adviser will invest in the company at a level approximately equal to its market-capitalization proportional to that of the Investable Universe. If the Adviser is unable to take material active positions due to lack of sufficient data or otherwise, the Fund will likely experience performance similar to the broad large capitalization market in general. In addition, while the Adviser seeks to use tools and technology to identify and limit, or control for, the influence of non-human users (Bots) or multiple inputs from the same individuals, there is no guarantee that it will be successful in doing so. In that event, the information provided by the App or by similar data from other sources may not properly reflect broad sentiment regarding a company, leading the Adviser to take active positions in a company that are inconsistent with true public sentiment. The investment strategy of relying entirely on estimates of general public sentiment as expressed on a web-based user app or other vetted sources in order to take active positions is novel. The strategy may not work and this may have a significant negative impact on the value of your investment.

•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

•Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.

•High Portfolio Turnover Risk. The Fund may be subject to increased trading based on the level of user responses received and this trading can lead to higher than normal portfolio turnover. The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to specific securities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover may cause the Fund’s performance to be less than you expect.

•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

•Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio. The Adviser does not manage the Fund’s sector exposure so at any given time the Fund may have significant exposure to individual sectors.
◦Manufacturing Companies Risk. Companies involved in manufacturing or manufacturing-related activities face a number of risks, including supply chain and distribution disruptions, business interruptions, obsolescence, third-party vendor risks, cyber attacks, trade disputes, product recalls, liability claims, scarcity of materials or parts, excess capacity, changes in consumer preferences, and volatility in commodity prices and currencies. The performance of such companies may also be affected by technological developments, labor relations, legislative and regulatory changes, government spending policies, and changes in domestic and international economies.

Performance
The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund’s shares from year to year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at voxpopuli-etf.com.
Calendar Year Returns as of December 31
The Fund’s calendar year-to-date return as of June 30, 2026 was 9.51%.

Best Quarter	Worst Quarter
Q4 2023	Q1 2025
11.83%	-4.37%

Average Annual Total Returns through December 31, 2025

	1 Year	Since Inception (November 3, 2022)
Vox Populi ETF
Return Before Taxes	18.74%	23.18%
Return After Taxes on Distributions	18.19%	22.73%
Return After Taxes on Distributions and Sale of Fund Shares	11.47%	18.45%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	23.09%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Management

Adviser	Distribution Cognizant, LLC
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers	Patrick Neal, PhD., CFA, Managing Partner of the Adviser, has been a portfolio manager of the Fund since its inception in 2022.
Dustin Lewellyn, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2022.
Ernesto Tong, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2022.
Christine Johanson, CFA, Director of Penserra, has been a portfolio manager of the Fund since August 2024.
Purchase and Sale of Shares
Shares are listed on the Exchange, and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at voxpopuli-etf.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.